Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
In connection with Amendment No. 2 to the Annual Report of Sprint Corporation (the “Company”) on Form 10-K/A for the period ended March 31, 2019, as filed with the Securities and Exchange Commission (the “Report”), I, Andrew Davies, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2019

/s/ Andrew Davies
Andrew Davies
Chief Financial Officer